================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            NORTH COAST ENERGY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            NORTH COAST ENERGY, INC.
                      An Affiliate of [NUON] International
                                The Netherlands



                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                         TO BE HELD SEPTEMBER 21, 2001


To Our Stockholders:


         The Annual Meeting of Stockholders (the "Meeting") of North Coast Energy, Inc. (the "Company") will be held at Four Points Hotel Cleveland South, 5300 Rockside Road, Independence, Ohio on Friday, September 21, 2001 at
10:00 a.m. local time, to consider and act upon the following:

1. The election of three (3) Directors whose terms of office will expire in 2004;

2. The election of one (1) Director whose term of office will expire in 2002;
   and

3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Holders of Common Stock and Series A Preferred Stock of record at the close of business on July 20, 2001, are entitled to notice of and to vote at the Meeting. Stockholders owning Units (a combination of Common Stock and Series A Preferred Stock) and separate shares of Series A Preferred Stock or Common Stock will receive multiple proxies separately labeled for Units, Common Stock and Series A Preferred Stock. Stockholders should execute and return all proxies. Stockholders holding only either Units, Common Stock or Series A Preferred Stock will receive only one proxy and should execute and return it.

         Whether or not you expect to be personally present at the Meeting, please be sure that the enclosed proxy is properly marked, signed and dated, and returned without delay in the enclosed prepaid envelope. Such action will not limit your right to vote in person or to attend the Meeting, but will ensure your representation if you cannot attend.

                       By Order of the Board of Directors,


                       /s/ Dean A. Swift

                       DEAN A. SWIFT
                       Secretary


August 20, 2001

                            NORTH COAST ENERGY, INC.
                                1993 Case Parkway
                           Twinsburg, Ohio 44087-2343

                            -------------------------

                                 PROXY STATEMENT

                            MAILED ON AUGUST 20, 2001

                            -------------------------

         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 21, 2001


         Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of North Coast Energy, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday, September 21, 2001, and any adjournments thereof. The time, place and purposes of the Meeting are stated in the Notice of Annual Meeting which accompanies this Proxy Statement.

         Only stockholders of record as of July 20, 2001, will be entitled to vote at the Meeting or any adjournments thereof. As of that date, 15,208,031 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 73,096 shares of Series A, 6% Convertible Preferred Stock (the "Series A Preferred Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and each share of Series A Preferred Stock outstanding as of the record date will be entitled to 0.46 votes. Stockholders may vote in person or by proxy. The Company's Certificate of Incorporation (the "Certificate") does not provide for cumulative voting rights. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder has the right to revoke a proxy by written notice to the Secretary of the Company at any time before it is exercised, including by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Stockholders owning Units (a combination of Common Stock and Series A Preferred Stock) and separate shares of Series A Preferred Stock or Common Stock will receive multiple proxies separately labeled for Units, Common Stock and Series A Preferred Stock. Stockholders should execute and return all proxies. Stockholders holding only either Units, Common Stock or Series A Preferred Stock will receive only one proxy and should execute and return it.

         A properly executed proxy returned in time to be cast at the Meeting will be voted in accordance with the instructions contained thereon, if it is not revoked. If no choice is specified on the proxy, it will be voted "FOR" the election of each of the individuals nominated by the Board of Directors.

         The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by Directors, officers and employees of the Company in person or by mail, telephone, facsimile or telegraph, following the original solicitation.

         At the Meeting, in accordance with the Delaware General Corporation Law and the Certificate, the inspector of election appointed by the Board of Directors for the Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws (the "By-Laws"), at the Meeting the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Meeting, present in person or by proxy, will constitute a quorum. The shares represented at the Meeting by proxies which are marked, with respect to the election of Directors, as "withheld" or, with respect to any other proposals, "abstain," will be counted as shares present for purposes of determining whether a quorum is present.

         Under the rules of the New York Stock Exchange, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum.

         Pursuant to the By-Laws, at the Meeting, a majority of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

         Pursuant to the By-Laws, all other questions and matters brought before the Meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the Meeting, unless otherwise provided by law or by the Certificate. In voting for such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of such proposal.


THE COMPANY

         North Coast Energy, Inc., a Delaware corporation and an affiliate of nv NUON, with its subsidiaries and predecessors ("North Coast" or the "Company"), is an independent natural gas and oil company engaged in exploration, development and production activities primarily in the Appalachian Basin. The Company's strategy focuses primarily on its acquisition of proved developed and undeveloped properties and on the enhancement, drilling and development of such properties. The Company currently has three wholly-owned subsidiaries, NCE Securities, Inc., North Coast Operating Company, and North Coast Energy Eastern, Inc. (formerly Peake Energy, Inc.), two of which are considered active (NCE Securities, Inc. and North Coast Energy Eastern, Inc.). The Company began operations in 1981 and in August 1988 was incorporated under the laws of Delaware. In 1990, the Company acquired the assets and properties of 21 Drilling Programs ("Drilling Programs") through an exchange offer (the "Exchange Offer") in which the Company issued publicly-traded stock. In 1997, NUON International Projects bv ("NUON") and the Company formed a strategic alliance that has resulted in NUON acquiring an 86% majority ownership position in the Company as of May 4, 2000. Moreover, NUON has provided significant financial and technical resources that have enabled the Company to acquire additional oil and gas producing assets, increase its daily production and reserves, improve its efficiency as an owner/operator and substantially improve its financial results.

               SHARE OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         The following table shows information with respect to the Common Stock, Series A Preferred Stock and Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock" and, collectively with the Series A Preferred Stock, the "Preferred Stock") owned on June 30, 2001 by: (i) each person known by the Company to own beneficially more than 5% of the Common Stock and Preferred Stock at such date; (ii) each Director of the Company; (iii) each of the current executive officers listed in the Summary Compensation Table included elsewhere in this Proxy Statement; and (iv) all Directors and executive officers as a group, and the percentage of the outstanding shares represented thereby.

                                  Common Stock
                                  ------------

          Name and Address (1)            Amount and Nature of         Percent
          of Beneficial Owner             Beneficial Ownership         of Class
          -------------------             --------------------         --------

NUON International Projects bv              13,048,277 Shares            85.96%
Omer Yonel                                      40,000 Shares (2)            *%
Carel W. J. Kok                                      0 Shares                *%


                                  Common Stock
                                  ------------

          Name and Address (1)                 Amount and Nature of         Percent
          of Beneficial Owner                  Beneficial Ownership         of Class
          -------------------                  --------------------         --------

     Cok van der Horst                                    0 Shares                *%
     Ron L. Langenkamp                                    0 Shares                *%
     Ralph L. Bradley                                30,000 Shares (3)            *%
     C. Rand Michaels                                14,953 Shares (4)            *%
     Dale Stitt                                         500 Shares                *%
     Garry Regan                                    118,185 Shares                *%
     Thomas S. Liberatore                                 0 Shares                *%
     All Directors and executive officers as        198,638 Shares (5)         1.30%
       a group (10 persons)



    *Less than one percent

(1) The address of NUON International Projects bv is Spaklerweg 20, 1096 BA Amsterdam, The Netherlands.

(2) Includes 35,000 shares of Common Stock that Mr. Yonel could acquire upon the exercise of immediately exercisable stock options that he holds.

(3) Includes 30,000 shares of Common Stock that Mr. Bradley could acquire upon the exercise of immediately exercisable stock options that he holds pursuant to grants covering 20,000 shares on April 1, 1998, all of which are exercisable, and 30,000 shares on October 5, 2000, of which options for 10,000 shares were exercisable immediately upon grant. A second and third tranche of the options granted on October 5, 2000 covering 10,000 shares for each tranche will vest on April 1, 2002 and April 1, 2003, respectively.

(4) Includes 13,333 shares of Common Stock that Mr. Michaels could acquire upon the exercise of immediately exercisable stock options that he holds pursuant to a grant of options to acquire 20,000 shares.

(5) Includes 78,333 shares of Common Stock that may be acquired by all Directors and executive officers as a group upon the exercise of immediately exercisable stock options or warrants.


                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, with Class I consisting of three Directors and Classes II and III each consisting of two Directors. One class of directors is generally elected at each annual meeting to serve a three-year term. At the Meeting, stockholders will be asked to elect three Directors whose terms will expire at the 2004 annual meeting. Director C. Rand Michaels, whose term of office is due to expire at the beginning of the 2002 Annual Meeting, has decided to retire from service on the Board of Directors effective September 21, 2001. Director Garry Regan has been nominated to fill the remainder of the term due to expire in 2002.

         Unless otherwise directed, the persons named in the accompanying proxy will vote for the election of the nominees set forth in the table below as Directors. In the event of the death of or inability to act of such nominees, the proxies will be voted for the election as a Director of such other persons as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying proxy be voted for persons other than those named below and any such substitute nominee. Under applicable provisions of Delaware law and the Company charter documents, the nominees receiving the greatest number of votes cast at a meeting at which a quorum is present will be elected as Directors.

                              NOMINEES FOR DIRECTOR
                   CLASS I - THREE-YEAR TERMS EXPIRING IN 2004

            Name               Age        Principal Occupation and History
            ----               ---        --------------------------------

Omer Yonel                     37   OMER YONEL was appointed Executive Vice
                                    President-Corporate Development of North
                                    Coast Energy, Inc. in January 1999; in May
                                    1999 he was promoted to Chief Operating
                                    Officer and in October 1999 Mr. Yonel was promoted to Chief Executive Officer and appointed as a Director. In May 2001, he was appointed to the additional position of President. Prior to his election as an officer of North Coast Energy, Inc., Mr.
                                    Yonel was employed by nv NUON, the largest public utility in The Netherlands, and the parent of the Company's majority shareholder. Previous to his tenure at NUON, Mr. Yonel was a project manager for the construction of co-generation and power plants at Schelde Engineering & Contractors bv, a Netherlands company. Prior to his service with Schelde, Mr. Yonel held various project-engineering, management and sales positions at ABB Lummus, an Asea Brown
                                    Boveri subsidiary that provides engineering, management and consultancy services to global chemical, petrochemical, petroleum refining, oil and gas and other industries.

                                    Mr. Yonel holds a B.S. as well as a MSc.
                                    degree in Engineering from Delft University of Technology in The Netherlands. Additionally, Mr. Yonel has a certification of Project Management, is a certified Cost Engineer through the International Cost Engineering Council and holds several certifications from executive education programs and post-graduate programs, including Mergers & Acquisitions from Columbia University and Finance for Senior Executives from Harvard University. He is a member of the Ohio Oil and Gas Association and the Cleveland Engineering Society.

Carel W.J. Kok                 35   CAREL W.J. KOK was elected as a Director in
                                    December 1998 and currently serves as
                                    Chairman of the Board of Directors of the Company. Mr. Kok has been Chief Growth
                                    Officer and a member of the Nuon Executive
                                    Management Board since July, 2000.
                                    Previously he was Director of Mergers &
                                    Acquisitions and Strategy with the Nuon
                                    Energy Group. Prior to that he held various positions with Nuon's International
                                    Division. From 1990 to 1995, he was with Royal Dutch Shell Group working in a variety of downstream commercial, trading and new business development functions in East Asia, the Middle East as well as Europe. Mr. Kok holds various board positions with subsidiaries of the Nuon Group and is a Supervisory Board Member of the Amsterdam
                                    Power Exchange (APX). Mr. Kok holds a B.A.
                                    from Princeton University and an M.B.A. from the Rotterdam School of Management at Erasmus University.

                              NOMINEES FOR DIRECTOR
                   CLASS I - THREE-YEAR TERMS EXPIRING IN 2004

            Name            Age            Principal Occupation and History
            ----            ---            --------------------------------

Joop G. Drechsel            46      JOOP G. DRECHSEL is currently a member of
                                    the Board of Directors of ENECO Energy
                                    located in The Netherlands and holds
                                    numerous advisory positions in both the
                                    energy and the communications industries. He recently served as Vice Chairman of KPN N.V.
                                    and also served as President of KPN
                                    International N.V. He was heavily involved in KPN-Qwest, a joint venture between KPN and Qwest-U.S. West. Prior to joining KPN,
                                    Mr. Drechsel worked for Royal Dutch Shell in a number of management positions in Australia, Taiwan and the United Kingdom. He also worked for Royal Dutch KPN as a Senior
                                    Vice President for Business Development. Mr.
                                    Drechsel holds a Master's degree in
                                    economics from Erasmus University in
                                    Rotterdam and has studied in the M.B.A.
                                    program at the University of Michigan.

                                            NOMINEE FOR DIRECTOR
                                 CLASS II - ONE-YEAR TERM EXPIRING IN 2002

            Name            Age         Principal Occupation and History
            ----            ---         --------------------------------
Garry Regan                 51      GARRY REGAN participated in the organization
                                    of North Coast's predecessor in 1981, and served as an executive officer and Director since that time, serving as President from August 1988 through April 2001. He holds a
                                    B.S. degree from Ohio State University and a Masters degree from Indiana University. Mr.
                                    Regan is a member of the Independent
                                    Petroleum Association of America.

                                            CONTINUING DIRECTORS
                                     CLASS III - TERMS EXPIRING IN 2003

            Name            Age         Principal Occupation and History
            ----            ---         --------------------------------

Ron L. Langenkamp           56      RON L. LANGENKAMP is currently Manager of
                                    Energy and Wholesale Trading for NUON. Mr.
                                    Langenkamp most recently served for two
                                    years as an external consultant to Reliant
                                    Energy, Inc. and supervised all European commercial activities in his role as Acting
                                    Chief Commercial Officer. From 1994 to 1997,
                                    Mr. Langenkamp served in various capacities, including President, of Norstar, a natural gas retail sales partnership between Orange and Rockland Utilities, Inc. and Shell Oil
                                    Company. From 1977 to 1994, Mr. Langenkamp held various management positions in the energy industry including the office of President of Cabot Transmission Company and then as President of Chippewa Gas
                                    Corporation. Mr. Langenkamp received his
                                    B.A. degree from Sam Houston State
                                    University and a Master's degree from the University of Texas at Austin.

Ralph L. Bradley            60      RALPH L. BRADLEY was elected as a Director
                                    in December 1997. Mr. Bradley is currently
                                    President of Bradley Energy USA, which
                                    provides energy solutions for the oil and gas industry. Prior to forming this entity, Mr. Bradley was chief executive officer of The Eastern Group, Inc., and its predecessor, Eastern States Exploration
                                    Company, Inc. Mr. Bradley currently chairs the Stock Option and Compensation Committee of the Board of Directors.

                                            CONTINUING DIRECTORS
                                     CLASS II - TERMS EXPIRING IN 2002

            Name            Age          Principal Occupation and History
            ----            ---          --------------------------------

Cok van der Horst           56      COK VAN DER HORST was appointed to the Board
                                    of Directors in October 1999. Mr. van der
                                    Horst is currently Advisor to the Management
                                    Board of nv NUON. He previously served as the Director, NUON East and North Holland, where he was the Chief Financial Officer between 1993 and 1999, and was also in charge of technical affairs, information technology, personnel and activities in the national energy market. He has recently assumed responsibilities in the area of regulatory affairs, mergers, acquisitions and divestments for the parent company, nv
                                    NUON. Prior to joining NUON in January 1993,
                                    Mr. van der Horst was chairman of the board of PEB, the energy distribution company of the province of Friesland (a regional government in The Netherlands). At PEB he was responsible for financial and economic policy. Mr. van der Horst holds a Master's degree in business administration from
                                    Erasmus University in Rotterdam.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Audit Committee, of which Messrs. Michaels, Bradley and van der Horst are currently members, oversees the accounting functions of North Coast, including matters related to the appointment and activities of North Coast's auditors. Messrs. Michaels and Bradley are independent, as defined under National Association of Securities Dealers listing standards. The Audit Committee met once during the year ended March 31, 2001.

         On June 7, 2000, the Audit Committee approved a formal written Audit Committee Charter in response to changes in the Nasdaq listing standards that had been approved by the Securities and Exchange Commission (the "Commission") on December 14, 1999. Under the new rules companies were given six months in which to adopt a charter for the Audit Committee and were directed to publish the charter in a proxy statement once every three years. The action of the Audit Committee was ratified by the Board of Directors by unanimous written consent effective June 7, 2000, and a certification was filed with Nasdaq on June 13, 2000. The text of the charter was attached to the proxy statement mailed to Stockholders on September 15, 2000 in compliance with Nasdaq listing standards, and the Company has certified to Nasdaq that it is in compliance with the Audit Committee structure and membership requirements and is published in compliance with the new standard. No action on the part of stockholders is required, and no action is being requested in connection with the adoption of the charter of the Audit Committee. The charter's adequacy will be reviewed by the Board of Directors on at least an annual basis.

         The Stock Option and Compensation Committee, of which Messrs. Bradley, Langenkamp and Kok are members, reviews and makes recommendations concerning the salaries of North Coast's executive officers, reviews and makes recommendations concerning the Company's stock option plan and stock bonus plan and administers North Coast's profit sharing plan. The Stock Option and Compensation Committee met once during the year ended March 31, 2001, and took action by unanimous written consent on two separate occasions.

         The Board of Directors of the Company held two meetings during the year ended March 31, 2001. All of the Directors attended at least 75% of the meetings of the Board of Directors and each committee on which they served, except Mr. van der Horst who was unavailable for one Board of Directors meeting and for the Audit Committee's annual meeting.

                       AUDIT COMMITTEE AND RELATED MATTERS

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors.

         Management has the primary responsibility for the Company's financial statements and the reporting process, including the systems of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee monitors these processes.

         In this context, the Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

         In addition, the independent auditors provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), related to the auditors' independence. The Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management and considered the compatibility of non-audit services with the auditors' independence.

         The Audit Committee discussed with the Company's financial management and independent auditors the overall scope and plans for the audit. The Audit Committee also met with the independent auditors, with and without management present, to discuss the results of the examinations, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. In addition, the Audit Committee considered other areas of its oversight relating to the financial reporting process that it determined appropriate.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.

                               THE AUDIT COMMITTEE

                           C. Rand Michaels, Chairman
                                Ralph L. Bradley
                                Cok van der Horst

INDEPENDENT AUDITORS

         The Board of Directors, at its annual meeting scheduled for September 21, 2001, will consider the recommendation of the Audit Committee concerning the re-appointment of Hausser + Taylor LLP ("Hausser") as independent auditors to audit the financial statements of the Company for the transition year ending December 31, 2001. Fees for services rendered by Hausser for the last fiscal year were:

                         Financial Information Systems
      Audit Fees        Design and Implementation Fees          All Other Fees

       $108,400                     $ 0                           $45,500

         Hausser has a continuing relationship with American Express Tax and Business Services, Inc. from which Hausser leases auditing staff who are full-time, permanent employees of American Express Tax and Business Services, Inc. and through which its partners provide non-audit services. As a result of this arrangement, Hausser has no full-time employees, and therefore, none of the audit services performed were provided by permanent full-time employees of Hausser. Hausser manages and supervises the audit and audit staff and is exclusively responsible for the opinion rendered in connection with its examination.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, Directors, and persons who beneficially own more than 10% of any class of equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, the Company believes that for the fiscal year ended March 31, 2001, all
Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were satisfied.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows the annual and long-term compensation for the Company's Chief Executive Officer and two executives (the "Named Executive Officers") earning in excess of $100,000 for fiscal 2001.



                           SUMMARY COMPENSATION TABLE

                                                                                 Long Term
                                                 Annual Compensation            Compensation
                                                 -------------------            ------------

                                                                                 Number of
                                                                                 Securities      All Other
                                                                Other Annual     Underlying    Compensation
 Name and Principal Position     Year      Salary      Bonus    Compensation      Options           (1)
 ---------------------------     ----      ------      -----    ------------      -------           ---
 Omer Yonel                      2001      $179,233   $60,000        N/A           30,000          $23,638
    President and Chief          2000       109,550    20,000        N/A            5,000                0
    Executive Officer;           1999        0              0        N/A                                 0
    Director

 Garry Regan (2)                 2001       188,261    50,000        N/A                0            9,186
    Former President; Director   2000       178,623         0        N/A                0            8,183
                                 1999       178,050         0        N/A                0           10,694

         No Named Executive Officer received personal benefits or perquisites during fiscal year 2001 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(1) The items in the following table represent All Other Compensation received by Named Executive Officers and includes life insurance and other benefits under contractual agreements and amounts approved by the Board of Directors:

                                               Life        Profit Sharing &
        Name                     Year        Insurance         401(K)         Stock Award        Total
        ----                     ----        ---------         ------         -----------        -----
        Omer Yonel               2001         $1,185            $ 0             $20,300         $21,485
        Garry Regan              2001          1,850           7,336               0              9,186
                                 2000          1,850           6,333               0              8,183
                                 1999          1,850           8,844               0             10,694

(2) Garry Regan's employment agreement with North Coast expired on May 3, 2001 and was not renewed. Mr. Regan's current term as a Director will expire on September 21, 2001 at the beginning of the Meeting. Mr. Regan has been nominated to a term ending in 2002.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                  The following table summarizes options granted to Named Executive Officers during fiscal years 2000 and 2001.


                                     Individual Grants
                                     -----------------
                                                                                             Potential realizable
                                                                                               value at assumed
                                                Percent of                                      annual rates of
                                 Number of         total                                          stock price
                                securities     options/SARs                                    appreciation for
                                underlying      granted to      Exercise                          option term
                                option/SARs    employees in     price per    Expiration           ------------
Name                   Year       granted       fiscal year       share         date         5% (1)      10% (1)
----------------------------------------------------------------------------------------------------------------
Omer Yonel             2001       30,000           100%           $3.47       10-5-2010     $65,460    $165,900
   President &         2000        5,000           46.7%          $4.38      10-18-2009      13,757      34,863
   CEO; Director

(1) The potential realizable value of the options, if any, granted in fiscal year 2001 and 2000 to the Named Executive Officers was calculated by multiplying those options by the excess of (a) the assumed market value, as of October 5, 2010 and October 18, 2009, of Common Stock if the market value of Common Stock were to increase 5% or 10% in each year of the option's 10-year term, over (b) the exercise price shown. This calculation does not take into account any taxes or other expenses that might be owed. The assumed market value at a 5% assumed annual appreciation rate over the 10-year term is $5.65 and $7.13 and such value at a 10% assumed annual appreciation rate over that term is $9.00 and $11.35 for 2001 and 2000, respectively. The 5% and 10% assumed appreciation rates are set forth in the Commission rules and no representation is made that the Common Stock will appreciate at these rates or at all.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

         The following table summarizes options exercised during fiscal 2001 and presents the value of unexercised options held by the Named Executive Officers at fiscal year end:

                                                         Number of Securities         Value of Unexercised
                                                        Underlying Unexercised       In-the-Money Options at
                                                      Options at Fiscal Year-End        June 30, 2001 (1)
                                                      --------------------------        -----------------

                      Shares Acquired      Value
Name                    on Exercise       Realized    Exercisable  Unexercisable   Exercisable   Unexercisable
----                    -----------       --------    -----------  -------------   -----------   -------------

Omer Yonel
   President &
   CEO; Director             0               $0         35,000           0           $31,850          $0


(1) Based upon the closing price of a share of Common Stock as reported on Nasdaq on June 30, 2001.

         Employment Contracts. Consulting Agreement with Garry Regan. In December 2000, the Company, NUON and Mr. Regan entered into an agreement (the "Consulting Agreement") pursuant to which Mr. Regan agreed to provide certain consulting services to the Company for a period of eighteen months following May 2, 2001, the expiration date of Mr. Regan's employment agreement with the Company. The Consulting Agreement provides that, during the term of the Consulting Agreement, Mr. Regan will receive monthly payments of $6,000, and that all reasonable business expenses incurred by Mr. Regan in the performance of his services under the Consulting Agreement will be reimbursed by the Company. Mr. Regan also agreed to certain nondisclosure, noncompetition and noninterference provisions, and each of the parties to the Consulting Agreement agreed to a mutual release and covenant not to sue.

         Directors Fees. During fiscal 1998, the Board of Directors voted to discontinue the payment of Directors fees to members of the Board of Directors. However, the Board of Directors granted options to purchase 20,000 shares of Common Stock at $4.375 per share to Ralph L. Bradley during the year ending March 31, 1999. Similarly, the Board of Directors granted options to purchase 20,000 shares of Common Stock at $4.375 per share to C. Rand Michaels during the year ending March 31, 2000. Mr. Bradley's options are fully vested and two-thirds of Mr. Michaels' options are vested. The balance of Mr. Michaels options will expire upon his retirement from the Board of Directors.

         On October 5, 2000, the Board of Directors granted to Mr. Bradley additional options to purchase 30,000 shares of Common Stock at $3.99 per share. One-third of the options granted to Mr. Bradley vested immediately, one-third of the options will vest on April 1, 2002, and the balance of the options will vest on April 1, 2003.

                              CERTAIN TRANSACTIONS

         North Coast believes that the terms of the following transactions were as favorable to North Coast as could have been obtained from unaffiliated third parties. All future transactions between North Coast and its affiliates will be on terms no less favorable to North Coast than those that could be obtained from unaffiliated parties and all loans to Company officers, affiliates and stockholders, if any, will be approved by a majority of disinterested Directors.

         North Coast currently manages 21 Drilling Programs, and each Drilling Program has been conducted as a separate limited partnership with North Coast serving as managing general partner of each. North Coast contributes the drill sites to each Drilling Program and agrees to contribute all tangible equipment necessary to drill, complete and produce each well, as well as organizational and syndication costs of each Drilling Program. Drilling Programs raised $6.5 million during fiscal 2001, $5.2 million during fiscal 2000 and $3.5 million during fiscal 1999.

         Accounts receivable from affiliates consist primarily of receivables from the partnerships managed by North Coast and are for administrative fees charged to the partnerships and to reimburse North Coast for amounts paid on behalf of the partnerships. Substantially all of North Coast's revenues, other than oil and gas production revenue, are generated from or as a result of the organization and management of oil and gas partnerships sponsored by North Coast. During the year ended March 31, 2001, North Coast acquired limited partnership interests in oil and gas drilling programs that it had sponsored at a cost of approximately $676,000.

         Pursuant to the terms of a stock purchase agreement by and between North Coast and NUON dated August 1, 1997, North Coast agreed to sell up to 1,149,426 shares of Common Stock each year over a three year period. NUON purchased 1,149,426 shares of North Coast Common Stock on September 4, 1997, another 1,149,426 shares on September 30, 1998 and 1,042,125 shares on September 30, 1999. All shares were purchased at a price of $4.375 per share.

         Effective March 14, 2000, the Stock Option and Compensation Committee, pursuant to authority delegated to it by the Board of Directors, unanimously approved the grant by the Company of a $96,000 loan to Mr. Omer Yonel, the Chief Executive Officer, to facilitate the down payment on the purchase of a home in the vicinity of the Company's headquarters and for related expenses. The loan will mature and the principal and interest thereon, compounded monthly at the Federal Fund's rate of 6.5% per annum, will be due in the form of a balloon payment payable on the earlier (i) of May 1, 2004 (the fifth anniversary of Mr. Yonel's employment with the Company), or (ii) one year after his employment with the Company ceases.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to come before the Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         A representative of the firm of Hausser + Taylor LLP, the Company's independent accountants, will be in attendance at the Meeting, will have an opportunity to make a statement if that representative so desires and will be available to respond to questions from stockholders concerning the Company's audited financial statements.

         The Company expects to solicit proxies primarily by mail, but Directors, officers and employees of the Company may also solicit proxies in person or by telephone. All reasonable expenses in connection with the solicitation of proxies will be borne by the Company. The Company will make arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees and other custodians to their principals.

         Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its annual meeting of stockholders to be held in 2002 must do so no later than April 10, 2002. To be eligible for inclusion in the 2002 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

         The Company may use its discretion in voting proxies with respect to stockholder proposals not included in the Proxy Statement for 2002, unless the Company receives notice of such proposals prior to June 24, 2002.

         Upon receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent year. Written requests for such Annual Report should be directed to:

                            North Coast Energy, Inc.
                                1993 Case Parkway
                           Twinsburg, Ohio 44087-2343
                  Attention: Director of Corporate Development

         You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.

                                      By Order of the Board of Directors,


                                      /s/ Dean A. Swift

                                      Dean A. Swift
                                      Secretary

August 20, 2001

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            NORTH COAST ENERGY, INC.

                      UNITS OF COMMON AND PREFERRED STOCK

                               SEPTEMBER 21, 2001






                                         Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------
A  [X] PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE USING
       DARK INK ONLY.

                        FOR all nominees          WITHHOLD
                        listed (except           AUTHORITY
                        as marked to            to vote for
                        the contrary            all nominees
                        below).                listed at right.

(1) and (2)                                                      NOMINEE FOR TERM TO EXPIRE IN 2002:  (3) In their discretion to
  Election of one          [   ]                   [   ]                   Garry Regan                    act on any other matter
  (1) director                                                                                            or matters which may
  whose term of office will expire in 2002 and election of       NOMINEES FOR TERM TO EXPIRE IN 2004:     properly come before the
  three (3) directors whose terms of office will expire in                 Carel W.J. Kok,                Annual Meeting.
  2004                                                                     Omer Yonel, and
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY                        Joop G. Drechsel           PLEASE DATE SIGN AND RETURN
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE                                                  PROMPTLY IN THE ACCOMPANYING
FOLLOWING LINE.)                                                                                      ENVELOPE.

----------------------------------------------------







Signature:____________________________  Dated: __________, 2001   Signature:____________________________  Dated: ____________, 2001

NOTE: Your signature to this Proxy form should be exactly the same as the name imprinted hereon. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.

------------------------------------------------------------------------------------------------------------------------------------

                            NORTH COAST ENERGY, INC.

                  PROXY (UNITS OF COMMON AND PREFERRED STOCK)
              ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 21, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby (i) appoints Omer Yonel and Dale E. Stitt, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the Units of Common and Preferred Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Four Points Hotel Cleveland South, 5300 Rockside Road, Independence, Ohio on Friday, September 21, 2001, at 10:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the Units of Common and Preferred Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given on the reverse side, said Shares will be voted "FOR" the election of the Directors nominated by the Board of Directors.


                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            NORTH COST ENERGY, INC.

                                  COMMON STOCK

                               SEPTEMBER 21, 2001



                                         Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------
A  [X] PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE USING
       DARK INK ONLY.

                        FOR all nominees          WITHHOLD
                        listed (except           AUTHORITY
                        as marked to            to vote for
                        the contrary            all nominees
                        below).                listed at right.

(1) and (2)                                                      NOMINEE FOR TERM TO EXPIRE IN 2002:  (3) In their discretion to
  Election of one          [   ]                   [   ]                   Garry Regan                    act on any other matter
  (1) director                                                                                            or matters which may
  whose term of office will expire in 2002 and election of       NOMINEES FOR TERM TO EXPIRE IN 2004:     properly come before the
  three (3) directors whose terms of office will expire in                 Carel W.J. Kok,                Annual Meeting.
  2004                                                                     Omer Yonel, and
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY                        Joop G. Drechsel           PLEASE DATE SIGN AND RETURN
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE                                                  PROMPTLY IN THE ACCOMPANYING
FOLLOWING LINE.)                                                                                      ENVELOPE.

----------------------------------------------------









Signature:____________________________  Dated: __________, 2001   Signature:____________________________  Dated: ____________, 2001

NOTE: Your signature to this Proxy form should be exactly the same as the name imprinted hereon. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.

------------------------------------------------------------------------------------------------------------------------------------

                            NORTH COAST ENERGY, INC.

                              PROXY (COMMON STOCK)
              ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 21, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby (i) appoints Omer Yonel and Dale E. Stitt, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Four Points Hotel Cleveland South, 5300 Rockside Road, Independence, Ohio on Friday, September 21, 2001, at 10:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given on the reverse side, said Shares will be voted "FOR" the election of the Directors nominated by the Board of Directors.


                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            NORTH COAST ENERGY, INC.

                                 PREFERRED STOCK

                               SEPTEMBER 21, 2001






                                         Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------
A  [X] PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE USING
       DARK INK ONLY.

                        FOR all nominees          WITHHOLD
                        listed (except           AUTHORITY
                        as marked to            to vote for
                        the contrary            all nominees
                        below).                listed at right.

(1) and (2)                                                      NOMINEE FOR TERM TO EXPIRE IN 2002:  (3) In their discretion to
  Election of one          [   ]                   [   ]                   Garry Regan                    act on any other matter
  (1) director                                                                                            or matters which may
  whose term of office will expire in 2002 and election of       NOMINEES FOR TERM TO EXPIRE IN 2004:     properly come before the
  three (3) directors whose terms of office will expire in                 Carel W.J. Kok,                Annual Meeting.
  2004                                                                     Omer Yonel, and
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY                        Joop G. Drechsel           PLEASE DATE SIGN AND RETURN
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE                                                  PROMPTLY IN THE ACCOMPANYING
FOLLOWING LINE.)                                                                                      ENVELOPE.

----------------------------------------------------








Signature:____________________________  Dated: __________, 2001   Signature:____________________________  Dated: ____________, 2001

NOTE: Your signature to this Proxy form should be exactly the same as the name imprinted hereon. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.

------------------------------------------------------------------------------------------------------------------------------------

                            NORTH COAST ENERGY, INC.

                              PROXY (PREFERRED STOCK)
              ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 21, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby (i) appoints Omer Yonel and Dale E. Stitt, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Preferred Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Four Points Hotel Cleveland South, 5300 Rockside Road, Independence, Ohio on Friday, September 21, 2001, at 10:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Preferred Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given on the reverse side, said Shares will be voted "FOR" the election of the Directors nominated by the Board of Directors.


                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)